EXHIBIT 10.4

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 30th day of April, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of April 1, 2013 (the “Pooling and Servicing Agreement”), and Cole Taylor Bank, an Illinois corporation (“Cole Taylor”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Cole Taylor (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.          Cole Taylor hereby acknowledges the foregoing assignments.

Representations and Warranties

4.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and Cole Taylor as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Cole Taylor with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and Cole Taylor that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and Cole Taylor that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.          Cole Taylor warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

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(b)          Cole Taylor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Cole Taylor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Cole Taylor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Cole Taylor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Cole Taylor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Cole Taylor or its property is subject. The execution, delivery and performance by Cole Taylor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Cole Taylor. This Agreement has been duly executed and delivered by Cole Taylor and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Cole Taylor enforceable against Cole Taylor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Cole Taylor in connection with the execution, delivery or performance by Cole Taylor of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Cole Taylor Representations and Warranties

8.          Pursuant to Section 32(d) of the Purchase Agreement, Cole Taylor hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Cole Taylor to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

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Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, Cole Taylor shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Cole Taylor had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. Cole Taylor agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights (and obligations under Section 7.03 in connection with the exercise of such rights) as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) (and obligations under Section 7.03 in connection with the exercise of such rights) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)         In the case of Cole Taylor,

Cole Taylor Bank

2350 Green Road, Suite 100

Ann Arbor, MI  48105

Attention: Phil Miller

Tel: (734) 926-2450

Fax: (734) 926-2404

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With a copy to

Cole Taylor Bank

9550 W. Higgins Road

Rosemont, IL 960018

Chicago, IL 60606

Attention: General Counsel

Fax: (847) 653-7890

(b)	In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust - Sequoia Mortgage Trust 2013-6

(c)        In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)         In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)         In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-6

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Cole Taylor may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Cole Taylor, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Cole Taylor hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. Cole Taylor hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Cole Taylor hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Cole Taylor shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39227100, Sequoia Mortgage Trust 2013-6 Distribution Account

21.         Cole Taylor acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Cole Taylor shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. Cole Taylor hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-6” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Cole Taylor in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Cole Taylor shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Cole Taylor, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Cole Taylor or (ii) such Rating Agency’s or NRSRO’s evaluation of Cole Taylor’s operations in general; provided, however, that Cole Taylor shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of
Wilmington Savings Fund Society, FSB,
not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

COLE TAYLOR BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By:
Name:
Title:

Signature Page – Assignment of Representations and Warranties – Cole Taylor Bank (SEMT 2013-6)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator Name	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			Cole Taylor Bank		1650010538	1	1	0	9
2	1000383	0.002500			Cole Taylor Bank		10000008930	1	1	0	9
3	1000383	0.002500			Cole Taylor Bank		10000008344	1	1	0	9
4	1000383	0.002500			Cole Taylor Bank		1650009440	1	1	0	9
5	1000383	0.002500			Cole Taylor Bank		1650009554	1	1	0	9
6	1000383	0.002500			Cole Taylor Bank		1650010018	1	1	0	9
7	1000383	0.002500			Cole Taylor Bank		1650010019	1	1	0	9
8	1000383	0.002500			Cole Taylor Bank		1650010118	1	1	0	9
9	1000383	0.002500			Cole Taylor Bank		1650010274	1	1	0	9
10	1000383	0.002500			Cole Taylor Bank		1650010356	1	1	0	9
11	1000383	0.002500			Cole Taylor Bank		1650010367	1	1	0	9
12	1000383	0.002500			Cole Taylor Bank		1650010573	1	1	0	9
13	1000383	0.002500			Cole Taylor Bank		10000008548	1	1	0	9
14	1000383	0.002500			Cole Taylor Bank		1650010581	1	1	0	9
15	1000383	0.002500			Cole Taylor Bank		1650010654	1	1	0	9
16	1000383	0.002500			Cole Taylor Bank		1650010687	1	1	0	9
17	1000383	0.002500			Cole Taylor Bank		1650010740	1	1	0	9
18	1000383	0.002500			Cole Taylor Bank		10000007871	1	1	0	9
19	1000383	0.002500			Cole Taylor Bank		1650010750	1	1	0	9
20	1000383	0.002500			Cole Taylor Bank		1650010754	1	1	0	9
21	1000383	0.002500			Cole Taylor Bank		10000008096	1	1	0	9
22	1000383	0.002500			Cole Taylor Bank		10000007972	1	1	0	9
23	1000383	0.002500			Cole Taylor Bank		10000008151	1	1	0	9
24	1000383	0.002500			Cole Taylor Bank		10000008296	1	1	0	9
25	1000383	0.002500			Cole Taylor Bank		10000008401	1	1	0	9
26	1000383	0.002500			Cole Taylor Bank		10000008803	1	1	0	7
27	1000383	0.002500			Cole Taylor Bank		1650010571	1	1	0	9
28	1000383	0.002500			Cole Taylor Bank		10000009449	1	1	0	7
29	1000383	0.002500			Cole Taylor Bank		1650007107	1	1	0	9
30	1000383	0.002500			Cole Taylor Bank		1650010434	1	1	0	9
31	1000383	0.002500			Cole Taylor Bank		1650010562	1	1	0	9
32	1000383	0.002500			Cole Taylor Bank		1650010564	1	1	0	9
33	1000383	0.002500			Cole Taylor Bank		1650010714	1	1	0	9
34	1000383	0.002500			Cole Taylor Bank		1650010791	1	1	0	9
35	1000383	0.002500			Cole Taylor Bank		10000009222	1	1	0	7

	12	13	14	15	16	17	18	19	20	21
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)
1						1	0	0
2						1	0	0
3						1	0	0
4						2	0	0
5						2	0	0
6						2	0	0
7						2	4	0
8						2	0	0
9						2	0	0
10						2	0	0
11						2	0	0
12						2	0	0
13						2	0	0
14						2	4	0
15						2	0	0
16						2	1	0
17						2	4	0
18						2	0	0
19						2	0	0
20						2	4	0
21						2	4	0
22						2	4	0
23						2	4	0
24						2	4	0
25						2	0	0
26						2	0	0
27						2	4	0
28						2	0	0
29						5	0	0
30						5	4	0
31						2	0	0
32						5	0	0
33						1	0	0
34						2	0	0
35						5	4	0

	22	23	24	25	26	27	28	29	30	31	32	33
	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period
1		50000.00		20130220	512500.00	0.041250	360	360	20130401	1	0	0
2		0.00		20130308	650000.00	0.036250	360	360	20130501	1	0	0
3		0.00		20130307	888000.00	0.036250	360	360	20130501	1	0	0
4		156000.00		20130221	1500000.00	0.038750	360	360	20130401	1	0	0
5		0.00		20130208	1312000.00	0.037500	360	360	20130401	1	0	0
6		0.00		20130128	1376000.00	0.037500	360	360	20130301	1	0	0
7		0.00		20130222	995000.00	0.037500	360	360	20130401	1	0	0
8		0.00		20130214	1500000.00	0.038750	360	360	20130401	1	0	0
9		0.00		20130208	1416000.00	0.037500	360	360	20130401	1	0	0
10		0.00		20130226	1050000.00	0.036250	360	360	20130401	1	0	0
11		100000.00		20130212	670000.00	0.041250	360	360	20130401	1	0	0
12		0.00		20130129	988000.00	0.038750	360	360	20130301	1	0	0
13		0.00		20130225	795000.00	0.038750	360	360	20130401	1	0	0
14		0.00		20130312	1270000.00	0.040000	360	360	20130501	1	0	0
15		0.00		20130226	825000.00	0.035000	360	360	20130401	1	0	0
16		0.00		20130301	1458000.00	0.037500	360	360	20130501	1	0	0
17		0.00		20130315	1495000.00	0.038750	360	360	20130501	1	0	0
18		350000.00		20130225	1449500.00	0.037500	360	360	20130501	1	0	0
19		0.00		20130222	700000.00	0.040000	360	360	20130401	1	0	0
20		0.00		20130222	765000.00	0.040000	360	360	20130401	1	0	0
21		50000.00		20130314	720000.00	0.038750	360	360	20130501	1	0	0
22		0.00		20130314	720000.00	0.037500	360	360	20130501	1	0	0
23		0.00		20130308	625000.00	0.038750	360	360	20130501	1	0	0
24		0.00		20130311	759000.00	0.038750	360	360	20130501	1	0	0
25		0.00		20130312	640440.00	0.038750	360	360	20130501	1	0	0
26		0.00		20130219	675000.00	0.040000	360	360	20130401	1	0	0
27		136500.00		20130228	480750.00	0.042500	360	360	20130401	1	0	0
28		0.00		20130228	665000.00	0.042500	360	360	20130501	1	0	0
29		100000.00		20130313	686000.00	0.040000	360	360	20130501	1	0	0
30		0.00		20130221	528000.00	0.036250	360	360	20130401	1	0	0
31		0.00		20130312	719000.00	0.040000	360	360	20130501	1	0	0
32		0.00		20130313	647500.00	0.040000	360	360	20130501	1	0	0
33		0.00		20130222	982250.00	0.038750	360	360	20130401	1	0	0
34		50000.00		20130228	1180000.00	0.038750	360	360	20130501	1	0	0
35		0.00		20130227	692000.00	0.038750	360	360	20130401	1	0	0

	34	35	36	37	38	39	40	41	42	43	44	45
	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period
1		511777.89	0.041250	2483.83	20130401	0	0
2		650000.00	0.036250	2964.33	20130401	0	0
3		888000.00	0.036250	4049.74	20130401	0	0
4		1497790.19	0.038750	7053.56	20130401	0	0
5		1310023.92	0.037500	6076.08	20130401	0	0
6		1371843.42	0.037500	6372.47	20130401	0	0
7		993290.81	0.037500	4608.00	20130401	0	0
8		1497790.19	0.038750	7053.56	20130401	0	0
9		1413867.28	0.037500	6557.72	20130401	0	0
10		1047208.14	0.036250	4788.54	20130401	0	0
11		669055.98	0.041250	3247.15	20130401	0	0
12		985084.26	0.038750	4645.94	20130401	0	0
13		793828.81	0.038750	3738.38	20130401	0	0
14		1270000.00	0.040000	6063.17	20130401	0	0
15		823701.63	0.035000	3704.62	20130401	0	0
16		1458000.00	0.037500	6752.23	20130401	0	0
17		1495000.00	0.038750	7030.04	20130401	0	0
18		1449500.00	0.037500	6712.86	20130401	0	0
19		698991.42	0.040000	3341.91	20130401	0	0
20		763897.77	0.040000	3652.23	20130401	0	0
21		720000.00	0.038750	3385.71	20130401	0	0
22		720000.00	0.037500	3334.43	20130401	0	0
23		625000.00	0.038750	2938.98	20130401	0	0
24		759000.00	0.038750	3569.10	20130401	0	0
25		640440.00	0.038750	3011.59	20130401	0	0
26		674027.45	0.040000	3222.55	20130401	0	0
27		480087.66	0.042500	2365.00	20130401	0	0
28		665000.00	0.042500	3271.40	20130401	0	0
29		686000.00	0.040000	3275.07	20130401	0	0
30		527187.05	0.036250	2407.95	20130401	0	0
31		719000.00	0.040000	3432.62	20130401	0	0
32		647500.00	0.040000	3091.26	20130401	0	0
33		980802.95	0.038750	4618.90	20130401	0	0
34		1180000.00	0.038750	5548.80	20130401	0	0
35		690980.54	0.038750	3254.04	20130401	0	0

	46	47	48	49	50	51	52	53	54	55	56	57
	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

	58	59	60	61	62	63	64	65	66	67	68	69
	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term
1											0
2											0
3											0
4											0
5											0
6											0
7											0
8											0
9											0
10											0
11											0
12											0
13											0
14											0
15											0
16											0
17											0
18											0
19											0
20											0
21											0
22											0
23											0
24											0
25											0
26											0
27											0
28											0
29											0
30											0
31											0
32											0
33											0
34											0
35											0

	70	71	72	73	74	75	76	77	78	79	80	81
	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian
1	453	1		1		4	4	7	1
2	215	1		0		7		4	1
3	71	1		0		6	4	0.5	1
4	343	1		0		1.5		5	1
5	64	2		1		10		9	1
6	312	2		0		4.5		10	1
7	59	1		0		3		2	1
8	467	3		1		26		0.25	1
9	398	1		0		2.25		13	1
10	534	3		1		6		7	1
11	416	1		0		3		3	1
12	506	2		0		5		26	1
13	315	1		1		15		6	1
14	443	1		1		3.25		2	1
15	232	1		1		1.5		6	1
16	54	1		1		14		4	1
17	201	1		0		5	0	13	1
18	531	1		0		0	6	3	1
19	527	1		0		5.75		11	1
20	278	1		0		8.25	5	2	1
21	102	1		0		7	6	1.5	1
22	90	1		0		4.5		2.25	1
23	42	2		1		3		1	1
24	122	1		0		14		3.25	1
25	541	1		1		3	3	1.75	1
26	526	2		0		7.5	10	0	1
27	336	1		0		14	13	9	1
28	509	2		0		13.5		0	1
29	251	1		0		10.75		10.75	1
30	32	1		1		34	6	3	1
31	284	1		0		0		35	1
32	345	1		0		0	13	6	1
33	317	1		1		16		2	1
34	361	1		0		13		9	1
35	298	1		0		9.5		0	1

	82	83	84	85	86	87	88	89	90	91	92	93
	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date
1					732
2					785
3					759
4					745
5					730
6					795
7					806
8					741
9					801
10					811
11					787
12					742
13					801
14					773
15					792
16					774
17					773
18					791
19					803
20					733
21					785
22					739
23					781
24					764
25					792
26					800
27					730
28					775
29					778
30					733
31					806
32					806
33					809
34					763
35					763

	94	95	96	97	98	99	100	101	102	103	104
	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income
1					000000000000			11536.54	333.33	0.00	0.00
2					000000000000			23436.40		0.00
3					000000000000			12250.00	3642.83	0.00	0.00
4					000000000000			40025.83	0.00	0.00	0.00
5					000000000000			31964.92		0.00
6					000000000000			8333.33		45046.03
7					000000000000			16666.66		24227.22
8					000000000000			1387.34		29677.65
9					000000000000			50000.00	0.00	0.00	0.00
10					000000000000			37083.35		0.00
11					000000000000			16089.54		0.00
12					000000000000			27733.33	0.00	9925.00	0.00
13					000000000000			32831.24	0.00	0.00	0.00
14					000000000000			23513.08		0.00
15					000000000000			95951.45		0.00
16					000000000000			65456.00		0.00
17					000000000000			17380.12	8750.00	0.00	0.00
18					000000000000			0.00	33581.00	0.00	0.00
19					000000000000			24480.83	0.00	0.00	0.00
20					000000000000			13541.67	16666.68	0.00	0.00
21					000000000000			8649.54	5405.82	7917.09	0.00
22					000000000000			27083.34	0.00	0.00	0.00
23					000000000000			18750.00		0.00
24					000000000000			33333.32	0.00	0.00	0.00
25					000000000000			6666.67	4117.37	0.00	0.00
26					000000000000			12028.00	2960.00	2124.00	0.00
27					000000000000			6879.83	2991.00	5328.92	0.00
28					000000000000			16250.00	0.00	0.00	0.00
29					000000000000			33141.67	0.00	0.00	0.00
30					000000000000			10923.83	1950.00	0.00	0.00
31					000000000000			1754.50		20000.00
32					000000000000			5666.66	8575.00	0.00	0.00
33					000000000000			31737.34		0.00
34					000000000000			58333.00		0.00
35					000000000000			17666.67	0.00	4166.67	0.00

	105	106	107	108	109	110	111	112	113	114	115
	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers
1	11869.87	11869.87	1	5		3		4		270355.52	3764.78
2	23436.40	23436.40	1	5		3		4		518390.59	6383.21
3	15892.83	15892.83	1	5		3		4		108273.29	5634.26
4	40025.83	40025.83	1	5		3		4		136712.55	12375.87
5	31964.92	31964.92	1	5		3		4		178871.95	10506.97
6	8333.33	53379.36	1	5		3		4		189674.00	11815.84
7	16666.66	40893.88	1	5		3		4		281405.78	7615.50
8	1387.34	31064.99	1	5		3		4		388728.68	9659.72
9	50000.00	50000.00	1	5		3		4		193238.55	11722.55
10	37083.35	37083.35	1	5		3		4		682960.00	12349.42
11	16089.54	16089.54	1	5		3		4		486037.95	5958.54
12	27733.33	37658.33	1	5		3		4		514867.57	13032.64
13	32831.24	32831.24	1	5		3		4		351788.88	7182.49
14	23513.08	23513.08	1	5		3		4		263403.10	8348.95
15	95951.45	95951.45	1	5		3		4		2498829.62	8092.83
16	65456.00	65456.00	1	5		3		4		138998.55	11200.31
17	26130.12	26130.12	1	5		3		4		398395.13	9395.42
18	33581.00	33581.00	1	5		3		4		355157.52	8932.95
19	24480.83	24480.83	1	5		3		4		69531.89	4919.52
20	30208.35	30208.35	1	5		3		4		101992.78	6261.28
21	14055.36	21972.45	1	5		3		4		44924.27	5170.32
22	27083.34	27083.34	1	5		3		4		179210.09	8464.52
23	18750.00	18750.00	1	5		3		4		238941.14	6491.83
24	33333.32	33333.32	1	5		3		4		433222.60	6437.70
25	10784.04	10784.04	1	5		3		4		181250.80	4221.41
26	14988.00	17112.00	1	5		3		4		45063.67	6954.56
27	9870.83	15199.75	1	5		3		4		164021.30	3645.68
28	16250.00	16250.00	1	5		3		4		540972.07	5779.90
29	33141.67	33141.67	1	5		3		4		281910.49	5987.21
30	12873.83	12873.83	1	5		3		4		47134.99	5244.95
31	1754.50	21754.50	1	5		3		4		1944749.58	5001.19
32	14241.66	14241.66	1	5		3		4		77698.71	4972.69
33	31737.34	31737.34	1	5		3		4		434016.48	7491.98
34	58333.00	58333.00	1	5		3		4		263925.47	10293.85
35	17666.67	21833.34	1	5		3		4		75776.61	5948.60

	116	117	118	119	120	121	122	123	124	125	126	127
	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type
1	0.317171				GRASS VALLEY	CA	95945	1	1		750000.00	3
2	0.272363				SAN DIEGO	CA	92130	7	1		2500000.00	3
3	0.354516				Portola Valley	CA	94028	1	1		1350000.00	3
4	0.309197				Menlo Park	CA	94025	1	1		2200000.00	3
5	0.328703				MENLO PARK	CA	94025	1	1		3700000.00	3
6	0.221356				GREENWICH	CT	06830	1	1		3500000.00	3
7	0.186226				GARDEN CITY	NY	11530	1	1		1375000.00	3
8	0.310952				PEBBLE BEACH	CA	93953	1	1		2600000.00	3
9	0.234451				Thousand Oaks	CA	91362	7	1		2400000.00	3
10	0.333018				ATLANTA	GA	30327	1	1		2250000.00	3
11	0.370336				PALO ALTO	CA	94306	1	1		2085000.00	3
12	0.346076				RANCH SANTA FE	CA	92067	1	1		3970000.00	3
13	0.218770				BELLAIRE	TX	77401	1	1		1060000.00	3
14	0.355077				ENCINO	CA	91316	1	1		1710000.00	3
15	0.084343				AUSTIN	TX	78731	7	1		1100000.00	3
16	0.171112				OLD GREENWICH	CT	06870	1	1		2600000.00	3
17	0.359563				Wellesley Hills	MA	02481	1	1		2575000.00	3
18	0.266012				PORTOLA VALLEY	CA	94028	1	1		2400000.00	3
19	0.200954				SAN FRANCISCO	CA	94117	1	1		1700000.00	3
20	0.207270				Chicago	IL	60614	3	1		1200000.00	3
21	0.235309				Bethesda	MD	20817	1	1		1075000.00	3
22	0.312536				Pelham	NY	10803	1	1		1375000.00	3
23	0.346231				WALTHAM	MA	02451	1	1		800000.00	3
24	0.193131				FAIRFIELD	CT	06824	1	1		1300000.00	3
25	0.391450				Belmont	CA	94002	1	1		1010000.00	3
26	0.406414			100.000000	Pleasanton	CA	94566	1	1	910425.00	915000.00	3
27	0.239851				Brookline	MA	02467	1	1		823000.00	3
28	0.355686			100.000000	CUPERTINO	CA	95014	1	1	1588000.00	1588000.00	3
29	0.180655				wilmette	IL	60091	1	1		1050000.00	3
30	0.407412				PROVINCETOWN	MA	02657	1	1		812000.00	3
31	0.229892				Corona Del Mar	CA	92625	7	1		1750000.00	3
32	0.349165				San Diego	CA	92130	7	1		925000.00	3
33	0.236062				HOUSTON	TX	77098	1	1		1425000.00	3
34	0.176467				San Diego	CA	92103	1	1		1750000.00	3
35	0.272455			100.000000	dallas	TX	75205	1	1	866000.00	865000.00	3

	128	129	130	131	132	133	134	135	136	137
	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV
1	20130116								0.750000	0.683300
2	20130220								0.260000	0.260000
3	20130126								0.657700	0.657700
4	20121212								0.752700	0.681800
5	20130111								0.354500	0.354500
6	20121228								0.393100	0.393100
7	20121203								0.723600	0.723600
8	20130122								0.576900	0.576900
9	20130119								0.590000	0.590000
10	20121231								0.466600	0.466600
11	20121220								0.369300	0.321300
12	20130105								0.248800	0.248800
13	20130118								0.750000	0.750000
14	20130114								0.742600	0.742600
15	20130108								0.750000	0.750000
16	20130110								0.560700	0.560700
17	20130211								0.580500	0.580500
18	20130122								0.749700	0.603900
19	20130112								0.411700	0.411700
20	20130118								0.637500	0.637500
21	20130123								0.716200	0.669700
22	20130219								0.523600	0.523600
23	20130213								0.781200	0.781200
24	20130207								0.583800	0.583800
25	20130213								0.634000	0.634000
26	20130204								0.741400	0.741400
27	20121128								0.750000	0.584100
28	20130208								0.418700	0.418700
29	20130209								0.748500	0.653300
30	20121026								0.650200	0.650200
31	20121203								0.410800	0.410800
32	20130103								0.700000	0.700000
33	20130130								0.689200	0.689200
34	20130117								0.702800	0.674200
35	20130212								0.800000	0.800000

	138	139	140	141	142	143	144	145	146	147	148	149
	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1	0	0	0
2	0	0	0
3	0	0	0
4	0	0	0
5	0	0	0
6	0	0	0
7	0	0	0
8	0	0	0
9	0	0	0
10	0	0	0
11	0	0	0
12	0	0	0
13	0	0	0
14	0	0	0
15	0	0	0
16	0	0	0
17	0	0	0
18	0	0	0
19	0	0	0
20	0	0	0
21	0	0	0
22	0	0	0
23	0	0	0
24	0	0	0
25	0	0	0
26	0	0	0
27	0	0	0
28	0	0	0
29	0	0	0
30	0	0	0
31	0	0	0
32	0	0	0
33	0	0	0
34	0	0	0
35	0	0	0

	150	151	152	153	154	155	156	157
	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

	158	159	160	161	162	163	164	165
	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)
1			45	40	42108	20430301	11536.54	0
2			23		0	20430401	23436.4	0
3			11	13	0	20430401	12250	0
4			20		40000	20430301	40025.83	0
5			10		0	20430301	31964.92	0
6			17		0	20430201	8333.33	0
7			4		0	20430301	16666.66	0
8			26		0	20430301	1387.34	0
9			30		0	20430301	50000	0
10			28		0	20430301	37083.35	0
11			10		100000	20430301	16089.54	0
12			35		0	20430201	27733.33	9925
13			27		0	20430301	32831.24	0
14			15		0	20430401	23513.08	0
15			20		0	20430301	95951.45	0
16			24		0	20430401	65456	0
17			25	15	0	20430401	17380.12	0
18			0	6	350000	20430401	0	0
19			23		0	20430301	24480.83	0
20			9	7	0	20430301	13541.67	0
21			7	6	50000	20430401	8649.54	0
22			13		0	20430401	27083.34	0
23			3		0	20430401	18750	0
24			14		0	20430401	33333.32	0
25			16	20	0	20430401	6666.67	0
26			23	10	0	20430301	12028	1839
27			35	15	136500	20430301	6879.83	0
28			14		0	20430401	16250	0
29			11		8343	20430401	33141.67	0
30			34	6	0	20430301	10923.83	0
31			0		0	20430401	1754.5	0
32			1	13	0	20430401	5666.66	0
33			25		0	20430301	31737.34	0
34			13		49698	20430401	58333	0
35			10		0	20430301	17666.67	4166.67

	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	333.33	0	0	Full	Two Years	Two Months
2	0	0	0	0	Full	Two Years	Two Months
3	0	3642.83	0	0	Full	Two Years	Two Months
4	0	0	0	0	Full	Two Years	Two Months
5	0	0	0	0	Full	Two Years	Two Months
6	45046.03	0	0	0	Full	Two Years	Two Months
7	24227.22	0	0	0	Full	Two Years	Two Months
8	0	0	0	0	Full	Two Years	Two Months
9	0	0	0	0	Full	Two Years	Two Months
10	0	0	0	0	Full	Two Years	Two Months
11	0	0	0	0	Full	Two Years	Two Months
12	0	0	0	0	Full	Two Years	Two Months
13	0	0	0	0	Full	Two Years	Two Months
14	0	0	0	0	Full	Two Years	Two Months
15	0	0	0	0	Full	Two Years	Two Months
16	0	0	0	0	Full	Two Years	Two Months
17	0	8750	0	0	Full	Two Years	Two Months
18	0	33581	0	0	Full	Two Years	Two Months
19	0	0	0	0	Full	Two Years	Two Months
20	0	16666.68	0	0	Full	Two Years	Two Months
21	0	5405.82	0	0	Full	Two Years	Two Months
22	0	0	0	0	Full	Two Years	Two Months
23	0	0	0	0	Full	Two Years	Two Months
24	0	0	0	0	Full	Two Years	Two Months
25	0	4117.37	0	0	Full	Two Years	Two Months
26	0	2960	0	0	Full	Two Years	Two Months
27	0	2991	0	0	Full	Two Years	Two Months
28	0	0	0	0	Full	Two Years	Two Months
29	0	0	0	0	Full	Two Years	Two Months
30	0	1950	0	0	Full	Two Years	Two Months
31	0	0	0	0	Full	Two Years	Two Months
32	0	8575	0	0	Full	Two Years	Two Months
33	0	0	0	0	Full	Two Years	Two Months
34	0	0	0	0	Full	Two Years	Two Months
35	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.10.